                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT


                       PURSUANT TO SECTION 13 OR 15(D) OF
                      THE SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported): JUNE 25 , 1996



                                   MESA INC.
             (Exact name of registrant as specified in its charter)





            TEXAS                        1-10874                       75-2394500
(State or other jurisdiction    (Commission File Number)    (IRS Employer Identification No.)
      of incorporation)

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              1400 WILLIAMS SQUARE WEST
            5205 NORTH O'CONNOR BOULEVARD
                    IRVING, TEXAS                                    75039
       (Address of principal executive offices)                    (Zip Code)




       Registrant's telephone number, including area code:  214/444-9001

ITEM 5.  OTHER EVENTS

         At a Special Meeting of Stockholders of MESA Inc. (the "Company") held on June 25, 1996 (the "Special Meeting"), the Company's stockholders approved the sale of a minimum of approximately 58.8 million shares and a maximum of approximately 117.3 million shares of the Company's Series B 8% Cumulative Convertible Preferred Stock, par value $0.01 per share (the "Series B Preferred Stock"), to DNR-MESA Holdings, L.P., a Texas limited partnership ("DNR"), the sole general partner of which is Rainwater, Inc., at a price of $2.26 per share and on the terms and subject to the conditions set forth in that certain Stock Purchase Agreement, dated April 26, 1996, between the Company and DNR, as amended (the "Stock Purchase Agreement"). Copies of the Stock Purchase Agreement and the form of Statement of Resolution establishing the Series B Preferred Stock are attached hereto as Exhibits 10 and 4b, respectively, and incorporated herein by reference.

         At the Special Meeting, the Company's stockholders also approved certain related amendments to the Company's Amended and Restated Articles of Incorporation (the "Articles of Incorporation") to (i) increase the number of authorized shares of the Company's common stock, par value $0.01 per share, from 100,000,000 to 600,000,000, (ii) increase the number of authorized shares of the Company's preferred stock, par value $0.01 per share ("Preferred Stock"), from 10,000,000 to 500,000,000, and (iii) permit the taking of action by written consent of the holders of any series of Preferred Stock if and to the extent provided in the resolution of the Board of Directors establishing any such series. A copy of the Articles of Amendment to the Amended and Restated Articles of Incorporation of MESA Inc., dated June 25, 1996, which reflect such changes to the Articles of Incorporation, is attached hereto as
Exhibit 4c and incorporated herein by reference.

         In addition, on June 25, 1996, Mesa announced the pricing of $325 million principal amount of 10 5/8% senior subordinated notes due July 1, 2006 and its 11 5/8% senior subordinated discount notes due July 1, 2006, which will yield $150 million in gross proceeds.

         For additional information regarding the foregoing matters, reference is made to the Company's press releases issued June 25, 1996, copies of which are attached as Exhibits 99.1 and 99.2 hereto and incorporated herein by reference.





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
ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (c) Exhibits


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
             4a.     Amended and Restated Articles of Incorporation of MESA
                     Inc.

             4b. Statement of Resolution Establishing Series of Shares Designated Series A Cumulative Convertible Preferred Stock and Series B Cumulative Convertible Preferred Stock

             4c. Articles of Amendment to the Amended and Restated Articles of Incorporation of MESA Inc., dated June 25, 1996

             10. Stock Purchase Agreement, dated April 26, 1996, between the Company and DNR-MESA Holdings, L.P. (Exhibit 10 to MESA Inc.'s Current Report on Form 8-K dated April 29,
                     1996)

             99.1    Press Release dated June 25, 1996

             99.2    Press Release dated June 25, 1996
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                                     -3-

                                   SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        MESA INC.




Date: June 25, 1996                     By:  /s/ STEPHEN K. GARDNER
                                           -----------------------------------
                                             Stephen K. Gardner
                                             Vice President and Chief Financial
                                             Officer

                              INDEX TO EXHIBITS




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
 Exhibit
 Number           Description
 -------          -----------
  4a.     Amended and Restated Articles of Incorporation of MESA
          Inc.

  4b.     Form of Statement of Resolution Establishing Series of
          Shares Designated Series A Cumulative Convertible
          Preferred Stock and Series B Cumulative Convertible
          Preferred Stock

  4c. Articles of Amendment to the Amended and Restated Articles of Incorporation of MESA Inc., dated June 25, 1996

  10.     Stock Purchase Agreement, dated April 26, 1996, between
          the Company and DNR-MESA Holdings, L.P.  (Exhibit 10 to
          MESA Inc.'s Current Report on Form 8-K dated April 29,
          1996)

  99.1    Press Release dated June 25, 1996

  99.2    Press Release dated June 25, 1996
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